UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 12, 2012

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Explanatory Note

CPI Aerostructures, Inc. (the “Company”) is filing this Amendment No. 1 to the Company’s Current Report on Form 8-K that was originally filed on June 13, 2012 (the “Original 8-K”) for the sole purpose of disclosing the Company’s decision regarding how frequently it will conduct future shareholder advisory (non-binding) votes on executive compensation (“Say on Pay”).

Except for the foregoing, this Amendment No. 1 does not modify or update any other disclosure contained in the Original 8-K.  This Amendment supplements and does not supersede the Original 8-K and accordingly, should be read in conjunction with the Original 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Item 5.07 of the Original 8-K is hereby amended to add the following:

The Company has considered the results of the advisory (non-binding) shareholder vote regarding the frequency of Say on Pay votes and, consistent with the Board’s recommendation contained in the Proxy Statement and such shareholder vote, determined that it will hold a Say on Pay vote every three years until the next vote on frequency.  Accordingly, the Company’s next Say on Pay vote will take place at the Company’s 2015 annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2012                                                                CPI AEROSTRUCTURES, INC.

By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer